EXHIBIT 10.3

FORM OF SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on November 18, 2020 by and among CIIG Merger Corp., a Delaware corporation (the “Company”), Arrival S.à r.l., a limited liability company (société à responsabilité limitée) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 1, rue Peternelchen, L-2370 Howald, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B200789 (“Target”), Arrival Group, a joint stock company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 1, rue Peternelchen, L-2370 Howald, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B248209 (“Holdco”), and the subscriber party set forth on the signature page hereto (“Subscriber”).

WHEREAS, the Company is concurrently with the execution and delivery hereof entering into that certain Business Combination Agreement, as may be amended from time to time, by and among the Company, Target, Holdco, and ARSNL Merger Sub Inc., a Delaware corporation (“Merger Sub”) (the “Business Combination Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, Merger Sub, a wholly-owned subsidiary of Holdco, is expected to merge with and into the Company, with the Company surviving such merger as a direct wholly-owned subsidiary of Holdco (the “Merger”);

WHEREAS, concurrently with the execution and delivery of this Subscription Agreement, Holdco, Target and the shareholders of Target (collectively, the “Target Shareholders”) are entering into that certain Contribution and Exchange Agreement, dated as of the date hereof, by and among themselves, pursuant to which, on the terms and subject to the conditions set forth therein, the Target Shareholders are expected to contribute their shares of Target to Holdco in exchange for ordinary shares of Holdco (“Holdco Shares”), with Target becoming a wholly-owned subsidiary of Holdco (together with the Merger, the “Transactions”);

WHEREAS, to finance a portion of the Transactions, Subscriber desires to subscribe for and purchase from the Company that number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Shares”), which will be exchanged with Holdco in the Merger for the right to receive one Holdco Share for each Class A Share upon consummation of the Transactions, as set forth on the signature page hereto (the “Acquired Shares”) for a purchase price of $10.00 per share and an aggregate purchase price set forth on the signature page hereto (the “Purchase Price”), and the Company desires to issue and sell to Subscriber the Acquired Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company on or prior to the Closing Date (as defined below);

WHEREAS, to finance a portion of the Transactions, certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or institutional “accredited investors” (as such term is defined in Rule 501 under the Securities Act) (the “Other Subscribers”), have, severally and not jointly, entered into separate subscription agreements with the Company (the “Other Subscription Agreements”), pursuant to which such investors have agreed to purchase Class A Shares on the Closing Date at the Purchase Price; and

WHEREAS, the aggregate amount of Class A Shares to be sold by the Company pursuant to this Subscription Agreement and the Other Subscription Agreements equals 40,000,000 Class A Shares, it being acknowledged and understood that the Class A Shares sold pursuant to this Subscription Agreement and the Other Subscription Agreements will be exchanged with Holdco for the right to receive the Holdco Shares upon consummation of the Transactions.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription. Subject to the terms and conditions hereof, Subscriber, severally and not jointly, hereby subscribes for and agrees to purchase, and the Company hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Acquired Shares (such subscription and issuance, the “Subscription”).

2. Closing.

(a) The closing of the Subscription contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transactions and shall occur immediately prior thereto. Not less than five (5) business days prior to the scheduled closing date of the Transactions (the “Closing Date”), the Company shall provide written notice to Subscriber (the “Closing Notice”) of such Closing Date. Subscriber shall deliver to the Company on or prior to the Closing Date the Purchase Price for the Acquired Shares by wire transfer of U.S. dollars in immediately available funds (i) to the account specified by the Company in the Closing Notice, to be held in a third-party escrow account (the “Escrow Account”) prior to the Closing Date for the benefit of the Subscriber until the Closing Date, pursuant to the terms of a customary escrow agreement to be entered into by the Subscriber, the Company and the escrow agent selected by the Company (the “Escrow Agent”) or (ii) to an account specified by the Company otherwise mutually agreed by the Subscriber and the Company (“Alternative Settlement Procedures”). On the Closing Date, the Company shall deliver to Subscriber (1) the Acquired Shares in book entry (or if requested by the Subscriber in writing at a reasonable time in advance of the Closing, certificated) form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, and (2) a copy of the records of the transfer agent of the Company (the “Transfer Agent”), showing Subscriber as the owner of the Acquired Shares on and as of the Closing Date (the “Subscriber’s Deliveries”). Unless otherwise provided pursuant to Alternative Settlement Procedures, upon the transfer of the Subscriber’s Deliveries by the Company to the Subscriber (or its nominee in accordance with its delivery instructions), the Escrow Agent shall release the Purchase Price from the Escrow Account to the Company. In the event the closing of the Transactions does not occur within two (2) business days of the Closing Date specified in the Closing Notice, unless otherwise instructed by the Company and the Subscriber, the Escrow Agent or the Company, as applicable, shall promptly (but not later than one (1) business day thereafter) return the Purchase Price to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, and any book entries or share certificates shall be deemed cancelled and any share certificates shall be promptly (but not later than one (1) business day thereafter) returned to the Company.

(b) The Closing shall be subject to the conditions that, on the Closing Date:

(i)

solely with respect to Subscriber, the representations and warranties made by the Company (other than the representations and warranties set forth in Section 3(b), Section 3(c), Section 3(h) and Section 3(k)) in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such date, and other than those representations and warranties that are qualified as to materiality or Material Adverse Effect, which shall be true and correct in all respects as of the Closing Date), and the representations and warranties made by the Company set forth in Section 3(b), Section 3(c), Section 3(h) and Section 3(k) shall be true and correct in all respects as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all respects as of such date), in each case without giving effect to the consummation of the Transactions;

(ii)

solely with respect to the Company, the representations and warranties made by the Subscriber in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such date, and other than those representations and warranties that are qualified as to materiality or Material Adverse Effect, which shall be true and correct in all respects as of the Closing Date), in each case without giving effect to the consummation of the Transactions;

(iii)

solely with respect to Subscriber, the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iv)

no governmental authority having jurisdiction shall have enacted, issued, promulgated, enforced or entered any material judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Subscription Agreement;

(v)

solely with respect to Subscriber, no amendment or modification of, or waiver of conditions contained in, the Business Combination Agreement (as the same exists on the date hereof as provided to the Subscriber) shall have occurred that would reasonably be expected to materially and adversely affect the economic benefits that the Subscriber would reasonably expect to receive under this Subscription Agreement, unless the Subscriber has consented in writing to such amendment, modification or waiver;

(vi)

Holdco Shares shall have been approved for listing on the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market, as may be applicable (“Nasdaq”), subject to official notice of issuance; and

(vii)

all conditions precedent to the closing of the Transactions, including the approval of the Company’s stockholders, and regulatory approvals, if any, as set forth in the Business Combination Agreement, shall have been satisfied or waived (other than those conditions that may only be satisfied at the closing of the Transactions, but subject to satisfaction of such conditions as of the closing of the Transactions) and the closing of the Transactions shall occur, in accordance with the terms of the Business Combination Agreement, on the Closing Date, substantially concurrently with the Closing.

(c) At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

3. Company Representations and Warranties. The Company represents and warrants to the Subscriber that:

(a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b) As of the Closing Date, the Acquired Shares will be duly authorized and, when issued and delivered to Subscriber against full payment for the Acquired Shares in accordance with the terms of this Subscription Agreement and registered with the Transfer Agent, the Acquired Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s certificate of incorporation and bylaws or under the laws of the State of Delaware or by contract. The Holdco Shares, when delivered to Subscriber in exchange for the Acquired Shares, will be duly authorized and delivered and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under Holdco’s Articles of Association or under the laws of the Grand Duchy of Luxembourg or by contract.

(c) This Subscription Agreement, the Business Combination Agreement and the Other Subscription Agreements (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Company and, assuming that the Transaction Documents constitute the valid and binding agreement of the other parties thereto, are valid and binding obligations of the Company, and are enforceable against it in accordance with their terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d) The execution, delivery and performance of this Subscription Agreement and the other Transaction Documents, including the issuance and sale of the Acquired Shares and the consummation of the other transactions contemplated hereby and thereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject; (ii) the organizational documents of the Company; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or regulatory body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations, condition (including financial condition), stockholders’ equity or results of operations of the Company or materially affect the validity of the Acquired Shares or the legal authority or ability of the Company to perform in any material respects its obligations hereunder (a “Material Adverse Effect”).

(e) The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Company of this Agreement (including, without limitation, the issuance of the Acquired Shares), other than (i) any required filing of a Notice of Exempt Offering of Securities on Form D with U.S. Securities and Exchange Commission (the “Commission”) under Regulation D of the Securities Act, (ii) the filing with the Commission of the Registration Statement (as defined below), (iii) the filings required by applicable state, federal or international securities laws, (iv) the filings required in accordance with Section 8(r), (v) any filings or notices required by Nasdaq, (vi) any consent, waiver, authorization or order of, notice to, or filing or registration in connection with the Transactions and (vii) any consent, waiver, authorization or order of, notice to, or filing or registration, the failure of which to obtain would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(f) Other than rights relating to the Company’s Class B common stock, par value $0.0001 per share (the “Class B Shares”), which such rights will be waived in connection with the Transactions, pursuant to the terms of the Company’s certificate of incorporation, there are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Acquired Shares or (ii) the shares to be issued pursuant to any Other Subscription Agreement.

(g) The Company is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Company, (ii) any loan or credit agreement, guarantee, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which, as of the date of this Subscription Agreement, the Company is a party or by which the Company’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or regulatory body, domestic or foreign, having jurisdiction over the Company or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

(h) As of the date of this Subscription Agreement, the authorized capital stock of the Company consists of (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”) and (ii) 111,000,000 shares of common stock, par value $0.0001 per share, (the “Common Stock”) including (1) 100,000,000 Class A Shares and (2) 10,000,000 Class B Shares. As of the date of this Subscription Agreement, (i) no shares of Preferred Stock are issued and outstanding, (ii) 25,875,000 Class A Shares are issued and outstanding, (iii) 6,468,750 Class B Shares are issued and outstanding and (iv) 12,937,500 redeemable warrants to purchase Class A Shares and 7,175,000 private placement warrants to purchase Class A Shares are outstanding. All (i) issued and outstanding Class A Shares and Class B Shares have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (ii) outstanding warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. Except as set forth above and pursuant to the Other Subscription Agreements and the Transactions, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any shares of Common Stock or other equity interests in the Company, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, the Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any securities of the Company, other than (A) as set forth in the SEC Documents (as defined below) and (B) as contemplated by the Transactions. Except as disclosed in the SEC Documents, as of September 30, 2020, the Company had no outstanding indebtedness and will not have any outstanding long-term indebtedness as of the Closing Date.

(i) The issued and outstanding Class A Shares are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are listed for trading on Nasdaq under the symbol “CIIC.” There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the Commission with respect to any intention by such entity to deregister the Class A Shares or prohibit or terminate the listing of the Class A Shares on Nasdaq, excluding, for the purposes of clarity, the customary ongoing review by Nasdaq of the Company’s listing application with respect to the Holdco Shares in connection with the Transactions. Other than in connection with the Transactions, pursuant to which the Holdco Shares will be listed on Nasdaq, the Company has taken no action that is designed to terminate the registration of the Class A Shares under the Exchange Act or the listing of the Class A Shares on Nasdaq.

(j) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Acquired Shares by the Company to Subscriber in the manner contemplated by this Subscription Agreement. Neither the Company nor any person acting on its behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with the offer and sale of the Acquired Shares.

(k) Except for any Alternative Settlement Procedures, the Company has not entered into any Other Subscription Agreement (and will not enter into any amendments to the Other Subscription Agreements) or other agreement to sell equity securities (or, in any case, any side letter or similar agreement in respect thereof), other than any equity issuances in connection with the Business Combination Agreement and the transactions contemplated thereby, on terms (economic or otherwise) more favorable to such subscriber or investor than as set forth in this Subscription Agreement.

(l) The Company has made available to Subscriber (including via the Commission’s EDGAR system) a true, correct and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other documents filed by the Company with the Commission prior to the date of this Subscription Agreement (the “SEC Documents”). None of the SEC Documents filed under the Exchange Act contained, when filed and as amended to the date hereof, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and such SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. The Company has timely filed each report, statement, schedule, prospectus, and registration statement that the Company was required to file with the Commission since its initial registration of the Class A Shares with the Commission. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. There are no material outstanding or unresolved comments in comment letters from the Commission Staff with respect to any of the SEC Documents.

(m) Except for such matters as have not had and would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Company, threatened against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental entity outstanding against the Company.

(n) The Company is in compliance with all applicable laws, except where such non-compliance would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Company has not received any written communication from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(o) Except for placement fees payable to the Placement Agents (as defined herein), the Company has not paid, and is not obligated to pay, any brokerage, finder’s or other fee or commission in connection with its issuance and sale of the Acquired Shares, including, for the avoidance of doubt, any fee or commission payable to any stockholder or affiliate of the Company.

(p) The Company is not, and immediately after receipt of payment for the Acquired Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(q) The Company acknowledges and agrees that, notwithstanding anything herein to the contrary, the Acquired Shares may be pledged by Subscriber in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Acquired Shares hereunder, and Subscriber effecting a pledge of Acquired Shares shall not be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Subscription Agreement. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Acquired Shares may reasonably request in connection with a pledge of the Acquired Shares to such pledgee by Subscriber.

4. Subscriber Representations and Warranties. Subscriber represents and warrants that:

(a) Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

(b) This Subscription Agreement has been duly authorized, executed and delivered by Subscriber and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the Company, Target and Holdco, this Subscription Agreement is the valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(c) The execution, delivery and performance by Subscriber of this Subscription Agreement, including the consummation of the transactions contemplated hereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the legal authority or ability of Subscriber to perform in any material respects its obligations hereunder.

(d) Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Acquired Shares only for its own account and not for the account of others, or if Subscriber is a “qualified institutional buyer” and is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares, unless such newly formed entity is an entity in which all of the equity owners are “accredited investors” (within the meaning of Rule 501(a) under the Securities Act).

(e) Subscriber acknowledges and agrees that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act. Subscriber acknowledges and agrees that the Acquired Shares may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company, Holdco or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur in an “offshore transaction” within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 under the Securities Act (“Rule 144”), provided that all of the applicable conditions thereof (including those set out in Rule 144(i) which are applicable to the Company or Holdco, as applicable) have been met or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of clauses (i), (iii) and (iv) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book-entry records representing the Acquired Shares shall contain a restrictive legend to such effect in substantially the following form.

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.”

Subscriber acknowledges and agrees that the Acquired Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber acknowledges and agrees that, due to the foregoing restrictions, Subscriber may not be able to readily offer, resell, pledge, transfer or otherwise dispose of the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber acknowledges and agrees that the Acquired Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the Closing Date. Subscriber acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Shares.

(f) Subscriber acknowledges and agrees that Subscriber is purchasing the Acquired Shares directly from the Company. Subscriber further acknowledges and agrees that there have been no representations, warranties, covenants and agreements made to Subscriber by or on behalf of the Company, Target, Holdco, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements expressly set forth in this Subscription Agreement.

(g) Subscriber represents and warrants that its acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended, section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(h) In making its decision to purchase the Acquired Shares, Subscriber represents and warrants that it has relied solely upon independent investigation made by Subscriber and the representations, warranties, covenants and agreements made by the Company herein. Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Shares, including with respect to the Company, Target, Holdco, the Transactions and the business of the Company, Target, Holdco and each of their subsidiaries. Subscriber represents, acknowledges and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Shares. Subscriber acknowledges and agrees that it has not relied on any statements or other information provided by the Placement Agent or any affiliates of the Placement Agents with respect to the Company, Target, Holdco, the Transactions and the business of the Company, Target, Holdco and each of their subsidiaries or its decision to purchase the Acquired Shares other than the representations, warranties, covenants and agreements made by the Company, Holdco and Target herein. Subscriber further acknowledges and agrees that the information provided to the Subscriber (other than the information reflected in the representations and warranties made herein) is preliminary and subject to change, and that any changes to such information, including, without limitation, any changes based on updated information, shall in no way affect the Subscriber’s obligation to purchase the Acquired Shares hereunder.

(i) Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and the Company, Target or by means of contact from Cowen and Company, LLC or UBS Securities LLC or any of their respective affiliates, acting as placement agent for the Company (collectively, the “Placement Agents”), and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and the Company, Target or by means of contact between Subscriber and the Placement Agents. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Company represents and warrants that the Acquired Shares (i) were not offered by any form of general solicitation or general advertising, and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(j) Subscriber acknowledges and agrees that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision and the Subscriber has made its own assessment and has satisfied itself concerning relevant tax and other economic considerations relative to its purchase of the Acquired Shares.

(k) Subscriber represents, acknowledges and agrees that Subscriber, alone or together with any professional advisor(s), has adequately analyzed and fully considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company and will not look to the Placement Agents for all or part of any such loss or losses the Subscriber may suffer. Subscriber acknowledges specifically that a possibility of total loss exists.

(l) Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of this investment.

(m) Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC Lists. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

(n) If Subscriber is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets”

of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that, to its knowledge, none of the Company, Target, Holdco or any of their respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Acquired Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Acquired Shares.

(o) Subscriber will have sufficient funds to pay the Purchase Price pursuant to Section 2(a).

(p) Subscriber does not have, as of the date hereof, and during the 30-day period immediately prior to the date the date hereof Subscriber has not entered into, any “put equivalent position,” as such term is defined in Rule 16a-1 under the Exchange Act, or short sale positions, with respect to the securities of the Company.

5. Registration Rights.

(a) Holdco agrees that, within thirty (30) calendar days after the Closing Date (the “Filing Date”), Holdco will file with the Commission (at Holdco’s sole cost and expense) a registration statement registering the resale of the Registrable Securities (as defined below) (the “Registration Statement”), and Holdco shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day (or 120th calendar day if the Commission notifies Holdco that it will “review” the Registration Statement) following the Closing and (ii) the 10th business day after the date Holdco is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that if the Commission is closed for operations due to a government shutdown, the Effectiveness Date shall be extended by the same amount of days that the Commission remains closed for operations, provided, further, that Holdco’s obligations to include the Registrable Securities for resale in the Registration Statement are contingent upon Subscriber furnishing in writing to Holdco such information regarding Subscriber, the securities of Holdco held by Subscriber, including, but not limited to, the Registrable Securities held by the Subscriber, and the intended method of disposition of the Registrable Securities as shall be reasonably requested by Holdco to effect the registration of the Holdco Shares, and Subscriber shall execute such documents in connection with such registration as Holdco may reasonably request that are customary of a selling stockholder in similar situations, including providing that Holdco shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement as permitted hereunder; provided that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Registrable Securities. With respect to the information to be provided by Subscriber pursuant to this Section 5(a), Holdco shall request such information from Subscriber at least ten (10) business days prior to the anticipated filing date of the Registration Statement. Any failure by Holdco to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve Holdco of its obligations to file or effect the Registration Statement as set forth above in this Section 5. Holdco will provide a draft of the Registration Statement to the undersigned for review at least two (2) business days in advance of filing the Registration Statement. In no event shall the undersigned be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, if pursuant to a request by the Commission, the Company is required to identify the Subscriber as a statutory underwriter in the Registration Statement, Subscriber will have the opportunity to withdraw from the Registration Statement. Notwithstanding the foregoing, if the Commission prevents Holdco from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. For purposes of this Section 5, “Registrable Securities” shall mean, as of any date of determination, the Acquired Shares and any other equity security of Holdco issued or issuable with respect to the Acquired Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise (including the Holdco Shares issued by Holdco with respect to the Acquired Shares and received by the Subscriber in connection with the Transactions); provided that such securities shall cease to be Registrable Securities at the earliest of (A) when the undersigned ceases to hold any Registrable Securities, (B) the date all Registrable Securities held by the undersigned may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for Holdco to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), or (C) when such securities shall have ceased to be outstanding.

(b) In the case of the registration, qualification, exemption or compliance effected by Holdco pursuant to this Subscription Agreement, Holdco shall, upon reasonable request, inform Subscriber as to the status of such registration, qualification, exemption and compliance. At its expense, Holdco shall:

(i)

except for such times as Holdco is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which Holdco determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earliest of the following: (i) Subscriber ceases to hold any Registrable Securities and (ii) two (2) years from the effective date of the Registration Statement;

(ii)	advise Subscriber within five (5) business days:

(1)	when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2)	of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(3)	of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(4)

of the receipt by Holdco of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5)

subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus included therein so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, Holdco shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding Holdco other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (1) through (5) above constitutes material, nonpublic information regarding Holdco;

(iii)	use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv)

upon the occurrence of any event contemplated above, except for such times as Holdco is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, Holdco shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)	use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the Holdco Shares issued by Holdco have been listed;

(vi)

use its commercially reasonable efforts (i) to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and (ii) with a view to making available to Subscriber the benefits of Rule 144 or any similar rule or regulation of the Commission that may permit Subscriber to sell the Registrable Securities to the public without registration, for so long as the Subscriber holds Registrable Securities, to (x) make and keep public information available, as those terms are understood and defined in Rule 144, (y) file all reports and other materials required to be filed by the Exchange Act so long as the Holdco remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144, and (z) furnish to Subscriber, promptly upon request, (A) a written statement by Holdco, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of Holdco and such other reports and documents so filed by Holdco, and (C) such other information as may reasonably be requested to enable Subscriber to sell the Registrable Securities under Rule 144 without registration; and

(vii)

use its commercial efforts, if requested by Subscriber to (i) cause the removal of the restrictive legends from any Registrable Securities being sold under the Registration Statement or pursuant to Rule 144 at the time of sale of such Registrable Securities and (ii) cause its legal counsel to deliver an opinion, if necessary, to Holdco’s transfer agent in connection with the removal of such restrictive legends, in each case upon the receipt of customary representations and other documentation from the Subscriber that is necessary to establish that restrictive legends are no longer required as reasonably requested by Holdco, its counsel or transfer agent.

(c) Notwithstanding anything to the contrary in this Subscription Agreement, Holdco shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by Holdco or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event Holdco’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by Holdco in the Registration Statement of material information that Holdco has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of Holdco’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that Holdco may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than one hundred and twenty (120) total calendar days, in each case during any twelve-month period; provided, further, that Holdco shall use commercially reasonable efforts to make such Registration Statement available for the sale by Subscriber of the Registrable Securities as soon as practicable thereafter. Upon receipt of any written notice from Holdco of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or prospectus contained therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which Holdco agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Holdco that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by Holdco unless otherwise required by law or subpoena. If so directed by Holdco, Subscriber will deliver to Holdco or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

(d) Holdco shall indemnify, defend and hold harmless the Subscriber (to the extent a seller under the Registration Statement), its officers, directors, partners, members, managers, stockholders, advisers and agents, and each person who controls the Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable and documented out-of-pocket attorneys’ fees) and expenses (collectively, “Losses”), resulting from any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, and only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information furnished in writing to Holdco by the Subscriber expressly for use therein. Notwithstanding the forgoing, Holdco’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Holdco (which consent shall not be unreasonably withheld or delayed).

(e) The Subscriber shall, severally, but not jointly with any Other Subscribers, indemnify and hold harmless Holdco, its directors, officers, agents and employees, and each person who controls Holdco (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, resulting from any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, and only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information furnished in writing to Holdco by the Subscriber expressly for use therein. In no event shall the liability of the Subscriber be greater in amount than the dollar amount of the net proceeds received by the Subscriber upon the sale of the Shares giving rise to such indemnification obligation. Notwithstanding the foregoing, Subscriber’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld or delayed).

(f) If the indemnification provided under this Section 5 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be subject to the limitations set forth in this Section 5 and deemed to include any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5(f) from any person who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 5(f) shall be individual, not joint and several, and in no event shall the liability of Subscriber hereunder exceed the net proceeds received by Subscriber upon the sale of the Shares giving rise to such indemnification obligation.

6. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this

Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 2 of this Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing or (d) May 31, 2021; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall promptly notify Subscriber in writing of the termination of the Business Combination Agreement.

7. Additional Agreements and Waivers of Subscriber.

(a) Trust Account Waiver. Subscriber acknowledges that the Company is a blank check company with the powers and privileges to effect a business combination, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. Subscriber further acknowledges that, as described in the Company’s prospectus relating to its initial public offering dated December 12, 2019 (the “December 2019 Prospectus”), available at www.sec.gov, substantially all of the Company’s assets consist of the cash proceeds of the Company’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of its public stockholders and the underwriters of its initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the December 2019 Prospectus. For and in consideration of the Company entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, Subscriber hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future as a result of, or arising out of, this Subscription Agreement, in or to any monies held in the Trust Account, and agrees not to seek recourse or make or bring any action, suit, claim or other proceeding against the Trust Account as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby or the Acquired Shares, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability; provided however, that nothing in this Section 7 shall be deemed to limit any Subscriber’s right, title, interest or claim to the Trust Account by virtue of such Subscriber’s record or beneficial ownership of securities of the Company acquired by any means other than pursuant to this Subscription Agreement, including but not limited to any redemption right with respect to any such securities of the Company. Subscriber acknowledges and agrees that it shall not have any redemption rights with respect to the Acquired Shares pursuant to the Company’s certificate of incorporation in connection with the Transactions or any other business combination, any subsequent liquidation of the Trust Account or the Company or otherwise. In the event Subscriber has any claim against the Company as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby or the Acquired Shares, it shall pursue such claim solely against the Company and its assets outside the Trust Account and not against the Trust Account or any monies or other assets in the Trust Account. This paragraph shall survive any termination of the Subscription Agreement.

(b) No Hedging. Subscriber hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, shall execute any short sales or engage in other hedging transactions of any kind with respect to the Acquired Shares during the period from the date of this Subscription Agreement through the Closing. Nothing in this Section 7(b) shall prohibit such persons from engaging in hedging transactions with respect to other securities of the Company, including Class A Shares acquired in open market purchases, so long as such person does not create any “put equivalent position,” as such term is defined in Rule 16a-1 under the Exchange Act, or short sale positions, with respect to the Acquired Shares, nor shall this Section 7(b) prohibit any person or entity that is an investment portfolio of Subscriber from entering into any short sales or engaging in other hedging transactions so long as such person or entity is not acting on behalf of the Subscriber and has no knowledge of this Subscription Agreement or of Subscriber’s participation in this transactions contemplated by this Subscription Agreement.

8. Miscellaneous.

(a) Each party hereto acknowledges that the other parties hereto and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement; provided, however, the Closing may only be enforced against the Subscriber by the Company. Prior to the Closing, each party hereto agrees to promptly notify the other parties hereto if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein with respect to it are no longer accurate in all material respects. Subscriber further acknowledges and agrees that the Placement Agents are third-party beneficiaries of the representations and warranties of the Subscriber contained in this Subscription Agreement.

(b) Each of the Company, Target, Holdco and the Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. The Placement Agents are entitled to rely upon the representations and warranties made by Subscriber and the Company in this Subscription Agreement.

(c) Neither this Subscription Agreement nor any rights that may accrue to the undersigned hereunder (other than the Class A Shares acquired hereunder, if any) may be transferred or assigned without the prior written consent of each of the other parties hereto; provided that this Subscription Agreement and any of Subscriber’s rights and obligations hereunder may be assigned to any fund or account managed by the same investment adviser as Subscriber, or by an affiliate of such investment adviser, without the prior consent of the other parties hereto, provided further that such assignee(s) agrees in writing to be bound by the terms hereof. Upon such assignment by Subscriber, the assignee(s) shall become Subscriber hereunder and have the rights and obligations provided for herein to the extent of such assignment; provided further that, no assignment without the prior consent of the other parties hereto shall relieve the assigning party of any of its obligations hereunder, including any assignment to any fund or account managed by the same investment adviser as Subscriber, or by an affiliate of such investment adviser. Neither this Subscription Agreement nor any rights that may accrue to the Company or Holdco hereunder or any of the Company’s or Holdco’s obligations may be transferred or assigned other than pursuant to the Transactions.

(d) All the representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing for a period of four (4) months; provided, however, the representations and warranties of the Company contained in Section 3(a), Section 3(b), Section 3(c) and Section 3(h) and the representations and warranties of the Subscriber contained in Section 4(a) and Section 4(b) shall each survive the Closing for a period of one (1) year. All covenants made by each party hereto in this Subscription Agreement required to be performed after the Closing shall expire upon performance. All other agreements made by each party hereto in this Subscription Agreement shall expire at the Closing.

(e) The Company may request from Subscriber such additional information as the Company may deem reasonably necessary to evaluate the eligibility of Subscriber to acquire the Acquired Shares, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with the Subscriber’s internal policies and procedures; provided, that, the Company agrees to keep any such information provided by Subscriber confidential. The Subscriber acknowledges that a copy of a form of this Subscription Agreement may be filed with the Commission as an exhibit to a periodic report or registration statement.

(f) This Subscription Agreement may not be amended, modified or waived except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification or waiver is sought.

(g) This Subscription Agreement (including Schedule A hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(h) Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i) If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(j) This Subscription Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(k) Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated by this Subscription Agreement.

(l) The Company (and with respect to any fees incurred after the consummation of the Transactions, Holdco) shall be responsible for the fees of its transfer agent, the Escrow Agent, stamp taxes and all of DTC’s fees associated with the issuance of the Acquired Shares and the Holdco Shares.

(m) Subscriber understands and agrees that (i) no disclosure or offering document has been prepared by the Placement Agents or any of their affiliates in connection with the offer and sale of the Acquired Shares; (ii) the Placement Agents and their directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company, Target, Holdco, the Transactions or the Acquired Shares or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Company, Target or Holdco; and (iii) in connection with the issue and purchase of the Acquired Shares, the Placement Agents have not acted as the Subscriber’s financial advisor, tax or fiduciary.

(n) Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (c) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (d) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i)	if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii)	if to the Company, to:

CIIG Merger Corp.

40 West 57th St., 29th Fl.

New York, NY 10019

Attention:     Michael Minnick

Telephone:   (212) 796-4796

E-mail:         mm@iigholdings.com

with a required copy to (which copy shall not constitute notice):

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park, 44th Floor

New York, NY 10036-6745

Attention:     Alice Hsu and Ackneil M. Muldrow III

Telephone:   (212) 872-1000

Facsimile:    (212) 872-1002

E-mail:         ahsu@akingump.com and

tmuldrow@akingump.com

(iii)	if to Target or Holdco, to:

c/o Arrival S.à r.l.

1, rue Peternelchen

L-2370 Howald

Luxembourg

Attention:     Csaba Horváth and Daniel Chin

Telephone:   + 35 (262) 126-6815

E-mail:         horvath@kinetik.vc and chin@arrival.com

with a required copy to (which copy shall not constitute notice):

Greenberg Traurig, LLP

333 SE 2nd Avenue, Suite 4400

Miami, FL 33131

Attention:      Alan I. Annex and Jason T. Simon

Telephone:    (305) 579-0576 and (703) 749-1386

E-mail:          annexa@gtlaw.com and simonj@gtlaw.com

(o) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The right to specific enforcement shall include the right of the parties hereto to cause the other parties hereto to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement. The parties hereto further agree, solely with respect to Section 5, (i) for Holdco to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) for Holdco to not assert that a remedy of specific enforcement pursuant to this Section 8(o) is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) for Holdco to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate. The parties acknowledge and agree that this Section 8(o) is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

(p) This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 8(n) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, PLACEMENT AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8(p).

(q) If, any change in the Class A Shares shall occur between the date hereof and immediately prior to the Closing by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number of Acquired Shares issued to Subscriber shall be appropriately adjusted to reflect such change, it being understood that Holdco Shares will be issued with respect to any Class A Shares that constitute Acquired Shares in connection with the consummation of the Transactions.

(r) The Company shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and by the Other Subscription Agreements, the Transactions and any other material, nonpublic information that the Company has provided to Subscriber at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to the Company’s knowledge, Subscriber shall not be in possession of any material, non-public information received from the Company or any of its officers, directors or employees or agents (including the Placement Agents) and Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with the Company, the Placement Agents or any of their affiliates. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall not publicly disclose the name of Subscriber, its investment adviser, if applicable, or any of their affiliates, or include the name of Subscriber, its investment adviser, if applicable, or any of their affiliates in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (i) as required by the federal securities law and (ii) to the extent such disclosure is required by law, at the request of the Staff of the Commission or regulatory agency or under the regulations of Nasdaq, in which case the Company shall provide Subscriber with prior written notice of such disclosure permitted under the preceding subclauses (i) and (ii).

[Signature pages follow.]

IN WITNESS WHEREOF, each of the Company, Target, Holdco and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

CIIG MERGER CORP.

By:
Name:	Gavin Cuneo
Title:	Chief Operating Officer and Director

ARRIVAL S.À R.L.

By:
Name:	Gilles Dusemon
Title:	Manager

By:
Name:	Csaba Horváth
Title:	Manager

ARRIVAL GROUP

By:
Name:	Gilles Dusemon
Title:	Director

By:
Name:	Csaba Horváth
Title:	Director

Date: November         , 2020

Signature Page to

Subscription Agreement

SUBSCRIBER:

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

By:	By:

Name: Title:	Name: Title:

Date: November , 2020

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

(Please print. Please indicate name and capacity of person signing above)	(Please print. Please indicate name and capacity of person signing above)

Name in which securities are to be registered (if different)

Email Address:

If there are joint investors, please check one:

☐ Joint Tenants with Rights of Survivorship

☐ Tenants-in-Common

☐ Community Property

Subscriber’s EIN:	Joint Subscriber’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:	Telephone No.:

Signature Page to

Subscription Agreement

Facsimile No.:	Facsimile No.:

Aggregate Number of Acquired Shares subscribed for:

Aggregate Purchase Price: $ _______________.

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice.

Number of Acquired Shares subscribed for and aggregate Purchase Price as of $______________, accepted and agreed to as of this ____day of November, 2020 by:

CIIG MERGER CORP.

By:
Name:	Gavin Cuneo
Title:	Chief Operating Officer and Director

ARRIVAL S.À R.L.

By:
Name:	Gilles Dusemon
Title:	Manager

By:
Name:	Csaba Horváth
Title:	Manager

ARRIVAL GROUP

By:
Name:	Gilles Dusemon
Title:	Director

By:
Name:	Csaba Horváth
Title:	Director

Signature Page to

Subscription Agreement

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1.	☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

2.	☐ We are subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check each of the following subparagraphs):

1.	☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.	☐ We are not a natural person.

*** AND ***

C.	AFFILIATE STATUS

(Please check the applicable box)

SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company, Target or Holdco or acting on behalf of an affiliate of the Company, Target or Holdco.

This page should be completed by Subscriber

and constitutes a part of the Subscription Agreement.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the Company reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an “accredited investor.”

☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to section 15 of the Exchange Act;

☐ Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐ Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of the Securities Act;

☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

☐ Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, limited liability company or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

This page should be completed by Subscriber

and constitutes a part of the Subscription Agreement.

☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability;

☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

☐ Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

This page should be completed by Subscriber

and constitutes a part of the Subscription Agreement.